EndowmentsSM
Prospectus Supplement

For the prospectus dated October 1, 2010

The following paragraphs are added as the last two paragraphs of the Management and Organization section on page 9 of the prospectus.

The Board of Trustees of Endowments has approved a plan of reorganization and liquidation to merge the Growth and Income Portfolio into Capital U.S. Equity Fund, a soon-to-be-formed portfolio of Capital Private Client Services Funds. This merger is subject to shareholder approval. Capital U.S. Equity Fund will have substantially similar investment objectives and investment guidelines as Endowments, Growth and Income Portfolio. Capital Research and Management Company is the investment adviser to Endowments, whereas its affiliate, Capital Guardian Trust Company, will be the investment adviser to Capital U.S. Equity Fund. Capital U.S. Equity Fund is managed by individuals in Capital Guardian Trust Company’s Capital Group Private Client Services division.

It is anticipated that in the coming weeks, shareholders of the fund will receive a Proxy Statement providing further information and requesting their votes on the reorganization. If approved by shareholders, the reorganization is expected to occur April 1, 2011.

Please keep this supplement with your prospectus

MFEDBS-980-0211P  Printed in USA  CGD/AFD/10039-S28028